UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

EASYLINK SERVICES INTERNATIONAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EASYLINK SERVICES INTERNATIONAL CORPORATION

6025 The Corners Parkway, Suite 100

Norcross, Georgia 30092

(678) 533-8000

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 2, 2012

This supplement, which we refer to as the proxy supplement, amends and supplements the definitive proxy statement, which we refer to as the proxy statement, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2012 by EasyLink Services International Corporation, a Delaware corporation, which we refer to as the Company, we, our or us, for a special meeting of stockholders of the Company to be held on July 2, 2012, at 10:00 a.m., Eastern Standard Time, at the Company’s offices at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092. The purpose of the special meeting is to consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of May 1, 2012, as it may be amended from time to time, which we refer to as the merger agreement, by and among the Company, Open Text Corporation, a Canadian corporation, which we refer to as Open Text, and Epic Acquisition Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Open Text, which we refer to as Merger Sub, providing for the merger of Merger Sub with and into the Company, which we refer to as the merger, with the Company being the surviving corporation of the merger. Following the merger, the Company will be an indirect wholly-owned subsidiary of Open Text.

After careful consideration and consultation with its legal and financial advisors, the board of directors of the Company has unanimously approved the merger agreement and declared it to be advisable, fair to and in the best interests of the Company and its stockholders. The board of directors of the Company unanimously recommends that you vote “FOR” approval of the proposal to adopt the merger agreement, “FOR” approval of the nonbinding advisory proposal regarding “golden parachute” compensation and “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

If you have not already submitted a proxy for use at the special meeting you are urged to do so promptly. No action in connection with this proxy supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

The information contained herein speaks only as of June 22, 2012 unless the information specifically indicates that another date applies.

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SUPPLEMENT TO PROXY STATEMENT

The Company is making the following supplemental disclosures to the proxy statement. These disclosures should be read in connection with the proxy statement, which should be read in its entirety. This proxy supplement is not intended to and does not update the disclosures contained in the proxy statement, which were made as of June 6, 2012 except where the information in the proxy statement specifically indicated that another date applied. Defined terms used but not defined herein have the meanings set forth in the proxy statement. Page numbers referenced herein correspond to page numbers in the proxy statement mailed to stockholders of the Company. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following supplemental disclosures:

The section of the proxy statement entitled “The Merger—Background of the Merger” beginning on page 27 is supplemented as set forth below:

“Of the 37 potential acquirers contacted by William Blair during the period from January 16 to February 23, 2012, 13 were strategic potential acquirers and 24 were financial potential acquirers.

The board invited Mr. Kaminsky to participate in the board’s discussions because of his experience as a former investment banker and his knowledge of the Company. The board never contemplated retaining Mr. Kaminsky in connection with the strategic review or any potential transaction, and Mr. Kaminsky was never retained by the board or the Company in connection with the strategic review or any potential transaction, received no compensation for his involvement and had no affiliation with any of the Company’s management.

The board felt that William Blair was better positioned than Banker A to advise the Company regarding a wide range of potential strategic alternatives for the Company in part because Banker A was primarily focused on providing sell-side related services to its clients.”

The section of the proxy statement entitled “The Merger—Opinion of William Blair—Selected Public Company Analysis” beginning on page 38 is supplemented as set forth below:

“The following table discloses the enterprise value of each selected public company as a multiple of its revenue and adjusted EBITDA for the LTM and estimates of its revenue and adjusted EBITDA for calendar years 2012 and 2013:

	Valuation Multiple: Revenue						Valuation Multiple: Adjusted EBITDA
Company	LTM		Calendar Year 2012 Estimate		Calendar Year 2013 Estimate		LTM		Calendar Year 2012 Estimate		Calendar Year 2013 Estimate
Amdocs Limited	1.44	x	1.37	x	1.31	x	7.3	x	6.5	x	6.5	x

Cbeyond, Inc.	0.41	x	0.40	x	0.40	x	2.3	x	2.3	x	2.3	x

IntraLinks Holdings, Inc.	1.32	x	1.41	x	1.33	x	7.5	x	5.8	x	5.7	x

j2 Global, Inc.	3.06	x	2.85	x	2.71	x	6.1	x	5.5	x	5.2	x

Premiere Global Services, Inc.	1.30	x	1.25	x	1.18	x	7.3	x	7.0	x	6.4	x

TNS Inc.	1.53	x	1.47	x	1.39	x	6.0	x	5.9	x	5.6	x”

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The section of the proxy statement entitled “The Merger—Opinion of William Blair—Selected Precedent Transactions Analysis” beginning on page 39 is supplemented as set forth below:

“The following table discloses the enterprise value of each target in the selected precedent transactions as a multiple of the target’s revenue and adjusted EBITDA for the LTM prior to the announcement of the relevant transaction:

			Enterprise Value
Announcement Date	Target/Acquirer	Enterprise Value ($ millions)	LTM Revenue Multiple		LTM Adjusted EBITDA Multiple

October 2010	PGiSend and PGINotify business of Premiere Global Services, Inc./EasyLink Services International Corporation	106.8	0.85	x	5.6	x

September 2010	Venali, Inc./j2 Global, Inc.	17.0	1.7	x	NA	(1)

May 2010	Sterling Commerce, Inc./International Business Machines Corporation	1,415.0	2.64		NA	(1)

December 2009	Inovis, Inc./GXS, Inc.	279.2	2.06	x	6.3	x

August 2009	Messaging business of VeriSign, Inc./Syniverse Holdings, Inc.	174.5	1.25	x	5.0	x

May 2009	Vignette Corp./Open Text Corporation	166.4	1.05	x	14.9	x

March 2009	Communications Services Group of VeriSign, Inc./TNS Inc.	230.7	1.01	x	3.5	x

September 2008	Captaris Inc./Open Text Corporation	101.6	0.83	x	NMF	(2)

June 2008	Tumbleweed Communications Corporation/Axway Inc.	112.8	1.95	x	NMF	(2)

(1)	Information not available.
(2)	Not meaningful figure.”

The section of the proxy statement entitled “The Merger—Opinion of William Blair—Discounted Cash Flow Analysis” beginning on page 40 is supplemented as set forth below:

“William Blair calculated forecasted free cash flow for each relevant period by beginning with the Company’s projected adjusted EBITDA for the period, subtracting projected extraordinary legal expenses, taxes, capital expenditures and changes in current assets for the period, and adding projected changes in current liabilities for the period. ‘Operating Income’ as currently disclosed in the proxy statement is taxable income for purposes of calculating the amount of taxes in the calculation of free cash flow.

William Blair’s discounted cash flow analysis assumed that the Company had U.S. federal tax loss carry-forwards as of April 30, 2012 of $52.5 million based upon estimates provided by the Company. William Blair’s discounted cash flow analysis accounted for such tax loss carry-forwards.

For purposes of determining the range of diluted implied equity value per share for the Company, excess cash equaled all cash as of January 31, 2012.”

The last sentence in the fourth paragraph on page 40 of the proxy statement is amended in its entirety to read as follows:

“The diluted equity value implied by the discounted cash flow analysis ranged from $6.94 per share to $8.11 per share based on a range of terminal values derived by multiples of adjusted EBITDA and from $5.56 per share to $8.16 per share based on a range of terminal values derived by perpetuity growth rates.”

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The section of the proxy statement entitled “The Merger—Opinion of William Blair—Leveraged Acquisition Analysis” beginning on page 40 is supplemented as set forth below:

“The levels of debt used in performing the leveraged acquisition analysis ranged from 3.25 to 3.75 times projected adjusted EBITDA for the 12-month period ending April 30, 2012, and the cost of debt was assumed to be the projected London Interbank Offered Rate, or LIBOR, plus 550 basis points, but not less than 7.5%.

William Blair’s leveraged acquisition analysis assumed that the Company had U.S. federal tax loss carry-forwards as of April 30, 2012 of $52.5 million based upon estimates provided by the Company and that the availability of such tax loss carry-forwards would be subject to annual limitations under Section 382 of the Internal Revenue Code of 1986, as amended.”

The section of the proxy statement entitled “The Merger—Certain Projections” beginning on page 42 is supplemented as set forth below:

“The following table sets forth certain additional summary items from the financial projections:

Financial Projections	2H2012(1)	FY2013(2)	FY2014(2)	FY2015(2)	FY2016(2)
Tax Rate	39%	39%	39%	39%	39%
Changes in Current Assets	$(677,129)	$(480,587)	$(20,477)	$(193,916)	$(512,612)
Changes in Current Liabilities	(258,150)	82,593	4,346	(79,059)	(245)
Capital Expenditures	1,620,352	3,500,000	3,500,000	3,500,000	3,500,000
Extraordinary Legal Expense	2,340,000	3,541,094	3,247,954	3,257,894	2,962,676

(1)	Information reflects the Company’s last two fiscal quarters for the Company’s fiscal year ending on July 31, 2012.
(2)	Fiscal year information reflects the Company’s fiscal year ending on July 31 in the year noted.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy supplement, and the documents to which we refer you in this proxy supplement, as well as information included in oral statements or other written statements made or to be made by us, contain a number of “forward-looking statements” which the Company intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Specifically, all statements other than statements of historical facts included in this proxy supplement regarding the timing or likelihood of completing the merger, our financial position, business strategy and plans and objectives of management for future operations are forward-looking statements. These forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management. When used in this proxy statement, the words “anticipate,” “believe,” “estimate,” “expect,” “may,” “should,” “could,” “would,” “will,” “hope,” “plan,” “contemplate,” “continue” and “intend,” and words or phrases of similar import, as they relate to the timing or likelihood of completing the merger, our financial position, business strategy and plans, or objectives of management, are intended to identify forward-looking statements.

Our forward-looking statements reflect our current view with respect to future events and are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, general economic and business conditions (including the current worldwide economic downturn and disruption in financial and credit markets); weakness in demand for our services from our financial services market customers; challenges in developing new services for sale to our customers; risks related to data security and privacy; the need to maintain or replace our existing VAN interconnect arrangements; the risk of failures by third party service providers on whom we rely to provide our services; potential service interruptions due to failures by our internal service production systems; risks related to intellectual property rights and disputes; future assessments for unaccrued international, federal, state and local income and sales taxes; government regulation and legal uncertainties relating to the Internet and other telecommunication services; any significant variations between actual amounts and the amounts estimated for those matters identified as our critical accounting estimates as well as other significant accounting estimates made in the preparation of our financial statements; and the economic impact of geopolitical concerns. Accordingly, actual results may differ materially from such forward-looking statements.

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Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the proxy statement, under Item 1A in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011, under Item 1A in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2012, and in our registration statements and other periodic reports filed with the SEC under the Exchange Act. The Company cautions that the foregoing list of important factors that may affect future results and the factors contained in our SEC filings are not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained in this proxy supplement speak only as of the date of this proxy supplement. The Company undertakes no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed merger, the Company filed the proxy statement with the SEC and first mailed the proxy statement to stockholders on or about June 6, 2012. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Any person, including any beneficial owner of shares of Company common stock, to whom this proxy statement is delivered may request copies of this proxy supplement and the proxy statement and any of the documents incorporated by reference in this proxy supplement or the proxy statement or other information concerning us by written or telephonic request directed to the Company’s Secretary, John A. Harwood, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, telephone (678) 533-8005, by telephonic request directed to our proxy solicitor, Georgeson Inc., at (866) 729-6811 (toll free) or (212) 440-9800 (call collect) or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

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